Monro, Inc. Investor Day May 21, 2018 Exhibit 99.2

Certain statements in this presentation, other than statements of historical fact, including estimates, projections, statements related to our business plans and operating results are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Monro has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “may,” “will,” “should,” and “intends” and the negative of these words or other comparable terminology. These forward-looking statements are based on Monro’s current expectations, estimates, projections and assumptions as of the date such statements are made, and are subject to risks and uncertainties that may cause results to differ materially from those expressed or implied in the forward-looking statements. Additional information regarding these risks and uncertainties are described in the Company’s filings with the Securities and Exchange Commission, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recently filed periodic reports on Forms 10-K and Form 10-Q, which are available on Monro’s website at http://www.Monro.com/Corporate/SEC-filings. Monro assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future. This presentation contains references to Adjusted Earnings Per Share (EPS), which is a “non-GAAP financial measure” as this term is defined in Item 10(e) of Regulation S-K under the Securities Act of 1933 and the Securities Exchange Act of 1934 and Regulation G under the Securities Exchange Act of 1934. In accordance with these rules, Monro has reconciled this non-GAAP financial measure to its most directly comparable U.S. GAAP measure. Management views this non-GAAP financial measure as a way to assess comparability between periods. This non-GAAP financial measure is not intended to represent, and should not be considered more meaningful than, or as an alternative to, its most directly comparable GAAP measure. This non-GAAP financial measure may be different from similarly titled non-GAAP financial measures used by other companies. Safe Harbor Statement and Non-GAAP Measures

Today’s Presenters Brett Ponton President and Chief Executive Officer Deep auto industry and turnaround experience While serving as CEO and President of American Driveline Systems (AAMCO), was instrumental in the turnaround efforts at the Company and led the successful sale to a private equity buyer Drove improved revenues and profitability as President and CEO of Heartland Jiffy Lube, a private equity backed company Additional past experience includes Managing Director, Asia Pacific of Veyance Technologies and Vice President, Marketing of The Goodyear Tire Company and VP & GM for Goodyear Retail Division Brian D’Ambrosia Senior Vice President of Finance & Chief Financial Officer In-depth knowledge of accounting, financial planning, capital allocation and public company reporting Formerly Vice President, Finance; Corporate Controller; and Chief Accounting Officer for Monro, Inc. Additional past experience includes Regional Controller- Americas at Robbins & Myers, Controller at Birds Eye Foods, CFO at Rochester Sports Group and Audit Manager at Deloitte & Touche Name Title Relevant Experience

Today’s Presenters Evan Naylor Chief Operating Officer Broad experience driving operational excellence at various national retailers Developed and implemented enterprise-wide strategies at the corporate and field level, building high performing teams and driving P&L growth Previous experience includes Murphy USA, Target, Home Depot, and 13 years of service in the U.S. Army, achieving the rank of Major Deborah Brundage Senior Vice President of Marketing and Merchandising Strong global brand development, marketing and business leadership experience While serving as brand director at Proctor & Gamble, oversaw the successful launch of new brands, as well as the business acceleration of well-established brands Proven track record for developing marketing and merchandise strategies that create value and elevate brands Name Title Relevant Experience

Brett Ponton President & Chief Executive Officer

Agenda Presentations Company Overview Industry Trends Strategy Overview Financial Outlook Questions & Answers

Company Overview Dominant in the Northeastern U.S. and expanding in Southern and Western adjacent markets Fiscal 2018 sales of $1,127.8 million 1,166 company operated stores in 27 states and 98 franchised locations as of May 21, 2018 29 acquisitions in the past 6 fiscal years, adding 386 locations, $520 million in revenue and entry into 8 new states 9 wholesale locations and 3 retread facilities A Leading Chain of Independently Owned and Operated Tire and Auto Service Locations

A Strong Brand Portfolio 10 well-known regional brands underneath Monro’s corporate umbrella Operating two store formats in key markets Service stores – 547 stores 80% maintenance services, 20% tires $600,000 a year in sales per store Tire stores - 619 stores (excluding wholesale) 60% tires, 40% service $1.2 million a year in sales per store 9 wholesale locations and 3 retread facilities Multiple Store Brand Strategy Driving Increased Store Density Brand Portfolio Service Tire

A Unique Operating Model Monro Has a Diversified Supply Chain, Sourcing High Quality, Low Cost Parts Direct and a Strong Portfolio of Tire Brands TIRES PARTS Secondary parts distribution: The following types of parts are sourced from various cities in China: Brake Rotors and Pads Filters Steering and Suspension Wipers Belts

A Favorable Industry Backdrop

MONRO

Favorable Industry Backdrop for Automotive Services with the Vehicles in Operation Expected to Grow Significantly Over the Next Five Years

U.S. Annual Light Vehicle Sales



18
16
14
12
10
8
(in Millions)
03
05
07
08
09
10
11
12
13
14
15
16
17

Source: FRED Economic data, Light weight Vehicle Sales: Autos and Light Trucks, Dec 2017

U.S. Light Vehicles in Operation (VIO)



300
290
280
270
260
250
240
230
220
210
200
(in Millions)
2012
2013
2014
2015
2016
2017
2018*
2019*
2020*
2021*
2022*

Source: Lang, IHS Markit, 2018. 2018 – 2022 are estimated figures

Total Miles Traveled in U.S.



3,300,000
3,200,000
3,100,000
3,000,000
2,900,000
2,800,000
2,700,000
(in Millions)
03
05
07
08
09
10
11
12
13
14
15
16
17

Source: FRED Economic data, Moving 12-Month Total Vehicle Miles Traveled

Key Highlights

- Growing total vehicle population from U.S. auto sales
- 270+ million vehicles on the road
- Increasing age of vehicles (average of ~12 years)
- Total annual miles driven up ~1.3% y/y
- Decreasing number of service outlets and bays
- Increasing complexity of vehicles
- Favorable demographics

10

A Favorable Industry Backdrop Vehicles in Operation – 0 to 5 Years Vehicles in Operation – 6 to 12 Years Monro is Well-Positioned to Capitalize on Positive Industry Trends, with Our Sweet Spot Experiencing the Fastest Growth in Vehicles in Operation Strong growth in new vehicles (0-5 years) over the past 5 years is creating a significant tailwind for the 6-12 year old vehicle cohort for the next five years 6-12 year cohort expected to grow the fastest at +3.9% CAGR over the next five years Monro’s targeted market segment is the 6-12 year cohort Vehicles in Operation – 13+ Years +4.27% CAGR +1.47% CAGR Source for all data: Lang, IHS Markit, 2018 Key Highlights

A Favorable Industry Backdrop Monro Operates in the $230 Billion Do-It-For-Me* Segment of $287 Billion U.S. Automotive Aftermarket Industry Automotive Aftermarket DIFM vs. DIY Sales (in Millions) Source: Autocare Association Factbook 2008% (outlets) 2016% (outlets) CAGR Dealers 20,770 15.6% 16,680 12.7% (2.7%) General Repair Garages 76,564 57.4% 80,071 61.1% 0.6% Tire Dealers 18,596 14.0% 19,822 15.1% 0.8% Specialty Repair 9,674 7.3% 7,040 5.4% (3.9%) Oil Change/Lube 7,649 5.7% 7,437 5.7% (0.4%) Total 133,253 100% 131,050 100% Source: Autocare Association Factbook DIFM continues to gain share from DIY segment Vehicle complexity continues to drive shift to DIFM from DIY Future technology advances expected to accelerate shift to DIFM DIFM vs. DIY Trends Fewer outlets/bays to work on more vehicles in operation in the U.S. Industry still highly fragmented, with significant opportunities for further consolidation Key Highlights * Includes Replacement Tire Segment

VEHICLE AGE 0-2 YEARS 3-5 YEARS 6-12 YEARS 13-15 YEARS 15+ YEARS Services Required Warranty Work Placeholder Oil Changes Scheduled Maintenance Tires (and related) Brakes Shocks and Struts Exhaust Transmission Engine Drivers of Consumer Behavior Honor Warranty Quality Price/Value Price/Value Price/Value Quality Price/Value Quality Quality Quality Convenience Convenience Convenience Convenience Full Service Full Service Full Service Full Service Service All Makes/Models Service All Makes/Models Service All Makes/Models Service All Makes/Models Auto Service Industry Dynamics Monro’s Sweet Spot Monro’s Value Proposition is Most Compelling with Consumers Who Own Vehicles Aged 4-15 Years Old with Our Sweet Spot at 6-12 Years

Industry Trends and Aftermarket Sweet Spot Vehicles in Monro’s Sweet Spot of 6-12 Years Represent 45% of Vehicles Serviced Monro vs. Industry % of Total Vehicles in Operation % in Cohort Monro vs. Vehicles in Operation Source: Lang, IHS Markit, Monro Analysis, 2018 Yrs

Tire Replacement and TPMS Systems Wheel Alignment Electric Regenerative Brake Systems Shocks and Struts Steering and Suspension HV Battery Pack Cooling/Heating HV Battery Pack Service Vehicle Needs Will Evolve with Technology Hybrid Vehicles generally require the same level of maintenance and repair services as traditional Internal Combustion Engines (ICE) Electric Vehicles (EV) require new types of products and services to maintain batteries, electric and data systems, as well as enable charging Tire Replacement and TPMS Systems Wheel Alignment Scheduled Maintenance Oil Changes Air and Cabin Air Filters Transmission Fluids Brakes and Fluid Services Shocks and Struts Steering and Suspension Battery and Electrical Service Vehicles in Operation (2030F) by Engine Type Hybrid ICE EV Tire Replacement and TPMS Systems Wheel Alignment Scheduled Maintenance Oil Changes Air and Cabin Air Filters Transmission Fluids Brakes and Fluid Services Shocks and Struts Steering and Suspension Battery Service Monro is Well Positioned to Capitalize on Any Future Shifts in Vehicle Technology Source: Lang, IHS Markit, Bloomberg, Internal estimates, 2018

Key Takeaways Vehicle Population (VIO) Age Cohort Vehicle Complexity + DIFM Fewer Outlets Market Fragmentation 6-12 year cohort expected to grow the fastest Expected to grow significantly over the next 5 years Significant opportunities for further consolidation Accelerated shift to DIFM from DIY Fewer players to work on more vehicles in operation Positive Industry Trends

Gaining Momentum: Launch of Foundational Tools Business Intelligence and KPI Dashboards Provides management with greater visibility at all levels Identify strengths/opportunities by key metric Allows management to prioritize time and attention Cloud-based Store Audit Process Standardize store review process across all districts and stores 5 key areas assessed during store visits ranging from store appearance to operational performance (135 points reviewed) Data based evaluation leveraging KPI’s and customer feedback Measure progress of future strategic initiatives Customer Satisfaction & Online Review Management Real-time visibility of all online reviews for Monro company wide Insights into satisfaction/dissatisfaction with customers Provides great coaching opportunities to change store behavior to lead to higher satisfaction Monro Has Made Investments in Technology and Data-Driven Analytics to Support its Strategic Initiatives

Gaining Momentum: Solid 4QFY18 Results Comparable store sales increased by 2.4% adjusting for an extra week in March FY 2018 Sales from new stores totaled $13.8M, including sales from recent acquisitions of $8.7M Normalized Winter Weather and the Launch of Strategic Initiatives Has Contributed to Momentum in Operating Performance Exiting FY18 2-Year Stacked Comps Trend Improvement** Y/Y Comps Trend Improvement Brakes: 2% Front End/Shocks: 2% Alignments: -2% Maintenance: -2% Tires: 5% 4QFY18 Key Highlights* 4QFY18 Key Highlights (MTD) (MTD) *Results have been adjusted for the extra selling week **2-Year Stack Comps represent the sum of the prior year and current year period comparable store sales performance

Appalachian Tire Acquisition Completed previously announced Appalachian Tire acquisition in the fourth quarter 7 retail locations in 4 states Filling in the existing markets of Ohio, Kentucky, West Virginia and Virginia $7M in annualized revenue Sales mix of 45% service and 55% tires Free Service Acquisition Recently completed acquisition of Free Service 12 retail/commercial locations, 4 wholesale locations and 1 retread facility Filling in the existing market of Tennessee Expanding footprint in the South $47M in annualized revenue Sales mix of 15% service and 85% tires Gross Margin Impact Wholesale locations acquired as part of the Free Service acquisition operate at a lower gross margin, primarily due to a higher sales mix of tires without installation Gaining Momentum: Recent Acquisitions Monro Continues to Identify and Execute Highly Accretive Bolt-On Acquisitions Consistent with its M&A Strategy

The Monro.Forward Strategy Improve Customer Experience Optimize Product & Service Offering Investments in Technology and Data-Driven Analytics to Support Strategic Initiatives Accelerate Productivity & Team Engagement Enhance Customer-Centric Engagement Scalable Platform to Drive Sustainable Growth

Driving Long-Term Sustainable Growth Enhance Customer-Centric Engagement Customer retention Customer acquisition Omnichannel Accelerate Productivity & Team Engagement Optimized store staffing model Clearly defined career path and enhanced training program Aligned compensation Improve Customer Experience Online reputation management Consistent in-store experience Consistent store appearance Scalable Platform to Drive Sustainable Growth Investments in Technology and Data-Driven Analytics to Support Strategic Initiatives Optimize Product & Service Offering Redefined selling approach Optimized tire assortment

Improve Customer Experience Improve SEO and local listing management Effectively build and manage online presence Online Reputation Management Deliver a best-in-class experience to all customers Provide clear product choices and quality service to customers Consistent In-Store Experience Modernize store layout Establish clear standards for retail banners Consistent Store Appearance

97% of consumers read online reviews for local businesses in 2017 Reviews are an important ranking factor in local and voice search 85% of people trust online reviews as much as a personal recommendation, leading to customer confidence in conversion Fulfilling our improved customer experience in-store will foster positive online brand reviews, driving increased traffic Importance of Online Reviews Online Star Rating is Our Best “Leading Indicator” for Future Store Traffic Counts

Soliciting Customer Feedback to Improve In-Store Execution Leveraging Technology to Solicit Feedback from Customers: Over 50,000 Surveys & Reviews Completed from January through April Seeking experience feedback from all customers Survey assesses customer’s experience across all major “touchpoints” Customer feedback shared with stores via the dashboard Data leveraged to provide coaching and direction to stores

Customer satisfaction and online reputation pilot program launched in January Two regions were early adopters representing 185 stores One region in service format One region in tire format Launched program in scale across all stores in late February Results: 5x increase in number of online reviews All-time average company star rating across online review sites (Google, Facebook, etc.) has increased from 3.6 to 4.1 stars Focus on the In-Store Experience is Having Significant Impact on Company Online Reviews and “Star Ratings” Improved Online Reputation Total Company Online Reviews and Ratings Number of Reviews Average online star rating

Case Study – Pilot Program Across 185 Stores Online Reviews and Ratings average online star rating Pilot Program Launched in January in Two Regions and Two Store Formats Showing Impressive Results Online Search Traffic (SEO) Powered by Comp Sales % Change Customer Actions Taken Online Click on call to store Click on directions to store Click on link to website Traffic up 4% in May YTD

In-Store Operational Excellence Delivering a High-Quality and Consistent Experience to Our Customers REVIEW COURTESY INSPECTION 5 FIRST IMPRESSION 1 MEET AND GREET 2 CHECK-IN 3 START INITIAL WORK ON VEHICLE PERFORM INSPECTION 4 CHECK-OUT 8 REVIEW SCHEDULED MAINTENANCE 6 7 ESTIMATE / ADDITIONAL WORK LAST IMPRESSION / REVIEW 9 Setting Brand Standards For How We Operate “Remarkable” experience to our customers Information/options conveyed clearly and professionally Provide customers with options and choices for services Quality service – right first time, on time, every time Teammate standards Store Management – The Monro Way Delivering a Five-Star Experience

Store Re-Image Options Modernized Store Layout Setting Brand Standards for All Retail Stores Across All Markets Brand consistency Consistent promotional strategy Clear merchandising strategy Point of purchase strategy Setting Brand Standards For How We Look 1 2 3 4 5 Refresh Light: Cosmetic upgrades only Refresh: “Refresh Light,” plus additional scope Renovation Light: Includes both cosmetic upgrades as well as renovation work to the outside Renovation: “Renovation Light,” plus additional exterior and waiting room upgrades Renovation Plus: “Renovation,” plus additional upgrades to store appearance in areas where we have strong demographics Delivering a Five-Star Experience

Modernized Store Layout Driving Consistency in Our Store Appearance and Store Layout Across Our Markets and Store Formats

Key Takeaways Strong momentum as we exit Fiscal 2018 Foundational technologies in place to support strategic initiatives Focus on delivering a consistent best-in-class experience to all customers Pilot program for online reputation management showing impressive results Monro.Forward strategy creates a scalable platform for sustainable growth

Deborah Brundage Senior Vice President of Marketing & Merchandising

Driving Long-Term Sustainable Growth Improve Customer Experience Online reputation management Consistent in-store experience Consistent store appearance Investments in Technology and Data-Driven Analytics to Support Strategic Initiatives Scalable Platform to Drive Sustainable Growth Enhance Customer-Centric Engagement Customer retention Customer acquisition Omnichannel Accelerate Productivity & Team Engagement Optimized store staffing model Clearly defined career path and enhanced training program Aligned compensation Optimize Product & Service Offering Redefined selling approach Optimized tire assortment

Focus marketing spend to higher ROI channels Launch direct marketing via new analytic-based CRM platform Enhance private label credit card offering Use analytics to optimize digital efforts Leverage market segmentation and demographic information to facilitate direct marketing to target customers Upgrade website with mobile-capable architecture Launch e-commerce capability for online tire purchases and installations in- store Leverage preferred tire installer agreements to drive traffic Enhance Customer-Centric Engagement Customer Retention Customer Acquisition Omnichannel

Customer Retention & Acquisition Focus Our Marketing Mix on Higher ROI Channels Marketing to Retain Customers CRM is our #1 tool to retain current customers Build long-term, 1-to-1 customer relationships Leverage analytics to be more productive with marketing dollars by using data-driven insights to deliver the right message at the right time Leverage private label credit card – “Drive Card” Marketing to Acquire New Customers Focus on high ROI marketing channel Significant shift to digital as 60% of web traffic is mobile Improve relevancy with younger consumers, capturing customers sooner in the life cycle Leverage traditional channels in markets where it makes sense Marketing Mix Focus from FY17 to FY19

Customer Retention Efforts: CRM Leveraging Analytics to Shift from “Product Focused” Marketing to 1-to-1 Customer Marketing 1 2 3 Improved In-Store Customer Experience Quality, professional service Information/options clearly conveyed Quality of work Better Customer Data and Insights Leverage what we know about customer vehicles, buying habits and OEM maintenance tables Odometer reading and driving habits Right Message for the Right Service at the Right Time Through the Right Channel Scheduled maintenance recommendation Predictive services based on mileage Right offers based on services needed

Generate Traffic Leverage unique offers like “free financing for up to 6 months” 120K accounts opened since January 2017 launch, with 60% approval rate Accelerate Conversion Improved in-store conversion via attachment Allows for higher ticket item purchases right when needed Drive Retention Total sales reached $69M in first year On average, Drive Card holders spend about 2X more than the average Monro customer Ability to communicate unique offers to cardholders via CRM Customer Retention: Private Label “Drive Card” Opportunity to Leverage Private Label “Drive Card” to Improve Loyalty and In-Store Conversion

Drive New Customer Acquisitions With a Digital Focus Through Search, Social Media Efforts and Customer Targeting Prioritize Search Strategy Improved ratings lead to improved SEO and SEM Online Google SEO/Actions increased as online ratings improved with launch of new in-store experience initiative Continue to refine development of high performing search terms by DMA Assist in developing market level store build out strategies Identify and Target High Value Customers Leverage consumer segmentation and demographic analytics to identify high value “look-a-likes” New targets based on store proximity Create Social Presence Continue to grow and utilize current social media channels to drive traffic and promote key offerings Leverage strong teammate relationships with community to support local initiatives New Customer Acquisition Strategy 15-minute drive time around a Monro store Customer households (1 dot = 1 customer household) Best types of households for Monro *Example only Leverage Analytics to Identify High Value Customers* % Increase in Online Customer Actions in FY18 Powered by

Modernized Website Upgrade website to mobile capable architecture Design Better Online Tire Shopping Experience Create more choices for customer with ‘Good, Better, Best’ options Maximize ticket and drive higher conversion Omnichannel Approach Allows customer to view and purchase tires online Leverage 1,166 brick and mortar locations Multi-branded tires in inventory Appointments for in-store installation can be made seamlessly Leverage app for push notifications with recommendations Drive conversion once in-store for additional services recommended Engage with customers where they are on social channels Developing an Omnichannel Presence Buy On-Line and Install at Store: Creating a Seamless Buying Experience for Our Customers

Online Tire Retailers Installation Strategy Preferred Installer Agreements with Multiple Online Tire Sellers are a Profitable Traffic Driver for Monro Profitable installations with an average ticket of $120, vs. corporate average of $165 50% of these customers are new to Monro Retention in-line with corporate average Install Tire Inspect Vehicle Offer Add-On Services Add Customer to CRM System Build Long-Term Customer Relationship Integrate with multiple third-party online tire sellers Online Tire Sales Penetration An estimated 7% of the replacement tires in the US are sold online in 2017, representing approximately 17M tires* *Source: Modern Tire Dealer, March 2018

Q2 FY19 Q3 FY19 Q4 FY19 Q2 FY20 Q3 FY20 Q4 FY20 Q4 FY18 FY20 FY19 FY21 Key Takeaways Data-driven “new customer” marketing Monro omnichannel & e-commerce Enhance Customer-Centric Engagement Data-driven CRM New website Increase customer retention by delivering the right message for the right service at the right time Drive new customer acquisition by targeting high value consumers Invest in marketing channels with the highest return to meet consumers where they are Create seamless omnichannel experience for our customers to buy tires online and install in-store Continue supporting online retailers as their preferred installer to drive traffic in-store

Evan Naylor Chief Operating Officer

Driving Long-Term Sustainable Growth Improve Customer Experience Online reputation management Consistent in-store experience Consistent store appearance Investments in Technology and Data-Driven Analytics to Support Strategic Initiatives Scalable Platform to Drive Sustainable Growth Enhance Customer-Centric Engagement Customer retention Customer acquisition Omnichannel Accelerate Productivity & Team Engagement Optimized store staffing model Clearly defined career path and enhanced training program Aligned compensation Optimize Product & Service Offering Redefined selling approach Optimized tire assortment

Improve tire sales strategy to offer the right tires at the right price Leverage data to optimize inventory assortment Simplify invoices and inspection forms Clearly defined ‘Good, Better, Best’ product options Educate customers on new tire installation, brake and oil change service options Optimize Product & Service Offering Optimized Tire Assortment Redefined Selling Approach

Simplified Customer Inspection Forms New Customer Inspection Forms to Improve Technician Execution and Simplify Communication with Customers New Courtesy Inspection Form Color coding on critical safety systems easy to understand Utilizes M.A.P. reason coding, eliminating jargon Customer leaves with a clear understanding of the complete condition of their vehicle in concise language Customer-Focused Scheduled Maintenance Dealer-quality service and experience Dealer-quality maintenance for significantly less than OEM Just-in-time scheduled maintenance reminders Vehicle and manufacturer specific scheduled needs and services Electronic Courtesy Inspection Improved speed, accuracy, execution and quality Real-time customer communication in their preferred method Targets technology driven millennial demographic Future Present Past In-Store Customer Vehicle Courtesy Inspection Forms

Clearly Defined Merchandising Strategy with ‘Good, Better, Best’ Options ‘Good, Better, Best’ Service Packages Provides more options for consumers to choose from Simplifies the customer education and in-store selling process Provides opportunities for trade up and increased attachment New Tire Installation Packages Monro historically included the installation price with the tire price Vast majority of industry unbundles tire from installation Monro changed pricing approach on-line in 4QFY18 Introduced better / best tire installation packages Focus on Improving In-Store Conversion

$399.99 $199.99 $129.99 Improved Tire Sales Strategy Tires represent 50% of sales Ensure we are offering the right tires and the right price points is paramount Optimize Tire Mix Through Clearly Defined ‘Good, Better, Best’ Options Use data to develop product screens which align to the consumer demographics around our stores Align inventory assortment to “sizes” that fit the vehicle population surrounding our stores Provide our store teams with the right sales tools and visual merchandising to educate consumers across ‘Good, Better, Best’ options Launch across our store base in Q4 FY2019 50%

Driving Long-Term Sustainable Growth Improve Customer Experience Online reputation management Consistent in-store experience Consistent store appearance Investments in Technology and Data-Driven Analytics to Support Strategic Initiatives Scalable Platform to Drive Sustainable Growth Enhance Customer-Centric Engagement Customer retention Customer acquisition Omnichannel Accelerate Productivity & Team Engagement Optimized store staffing model Clearly defined career path and enhanced training program Aligned compensation Optimize Product & Service Offering Redefined selling approach Optimized tire assortment

Accelerate Productivity & Team Engagement Align store compensation model with performance Incentives grow as sales, profits and customer experience improve Aligned Compensation Achieve the right balance of labor and technical abilities across our stores Implement data-driven store scheduling software Optimized Store Staffing Model Attract, train and retain talented technicians and managers Develop a comprehensive learning management system: Monro University Clearly Defined Career Path and Enhanced Training Program

Implement Data-Driven Scheduling Previous staffing was on paper and determined based on a store’s gross sales New cloud-based system to simplify and optimize store scheduling process New model uses key labor drivers to determine staffing complement by store Customer count, sales by category, labor cost by service Schedules created based on peak customer traffic Mobile app helps teammates optimize hours and earnings by accessing open shifts across a market – leverage density of market to use labor productively Data-Driven Staffing and Scheduling Leverage Technology to Simplify and Optimize Store Staffing and Scheduling Optimize Staffing Model Align management headcount to the sales volume and growth potential of the store Right-size technician skill-level based on the sales mix of each store Leverage part-time and full-time teammates to improve flexibility

Clearly Defined Career Path and Enhanced Training Program Build Framework to Attract, Develop and Retain Talent Attract the Right Talent Build the best team in the auto aftermarket industry Teammates to see Monro as an opportunity for a career Develop Our Teams Defined career paths for store managers and technicians Robust cloud-based Monro University curriculum and learning management system Improve technician capability and productivity Ensure team trained to handle future technician requirements Retain Our Best People Optimize scheduling through electronic, cloud-based system Provide opportunity to grow personally and professionally Enhanced “Annual Review” framework

New Compensation Model Connects Incentives with Performance Store Compensation Model Aligned with Performance Previous compensation model focused solely on profitability New compensation model is based on broader metrics Same Store Sales Growth (monthly) Profitability Growth (monthly) Customer Experience (quarterly) Reward outstanding performance with enhanced earnings opportunities for exceptional results Store bonus plans are now consistent across all Monro stores

Q2 FY19 Q3 FY19 Q4 FY19 Q2 FY20 Q3 FY20 Q4 FY20 Q4 FY18 FY20 FY19 FY21 Key Takeaways New store comp plans Monro University (includes career path, LMS) Store staffing & scheduling system Optimize Product & Service Offering Accelerate Productivity & Team Engagement New in-store sales packages Tire category management Drive improved in-store experience through optimized merchandise strategy Increased conversion and average ticket through clear customer communication Develop a comprehensive learning management system and offer a clear path for career advancement to effectively attract, develop and retain talent Data-driven model to efficiently and effectively staff and schedule our stores

Brian D’Ambrosia Senior Vice President of Finance & Chief Financial Officer

Driving Long-Term Sustainable Growth Optimize Product & Service Offering Redefined selling approach Optimized tire assortment Improve Customer Experience Online reputation management Consistent in-store experience Consistent store appearance Investments in Technology and Data-Driven Analytics to Support Strategic Initiatives Scalable Platform to Drive Sustainable Growth Enhance Customer-Centric Engagement Customer retention Customer acquisition Omnichannel Accelerate Productivity & Team Engagement Optimized store staffing model Clearly defined career path and enhanced training program Aligned compensation

Scalable Platform to Drive Sustainable Growth Continue to increase store density in our 27 states Expand geographically into attractive markets On average, acquisitions represent the opportunity for 10% annual sales growth Acquisition growth drives scale and operating margin expansion, strengthening competitive advantages Same Store Sales Growth Through Monro.Forward, drive higher customer retention and acquisition rates Acquisitions Create value through profitable acquisitions Greenfield Expansion Continue new store openings in existing markets ~20 to 40 stores per year A Scalable Business Model with Multiple Avenues for Growth

A Proven M&A Strategy Monro’s Acquisition Strategy Has Delivered Significant Growth Over the Years Historical Acquisition Activity Average Acquisition Size FY13 FY14 FY15 FY16 FY17 FY18 Number of locations 139 stores 20 stores 80 stores 35 stores and 134 franchise locations 78 stores, 4 wholesale locations and 2 retread facilities 28 stores 14 Stores Annualized Sales growth ~$190 million ~$35 million ~$90 million ~$35 million ~$150 million $20 million ~$20 million A Proven Track Record 45 acquisitions in the last 16 fiscal years, encompassing 681 locations and $900 million of revenue 29 acquisitions in the past 6 fiscal years, adding 386 locations and $520 million in revenue Entered 8 new states, expanding our presence in the Southern and Western markets

Data-Driven Go-Forward M&A Strategy Top 10 National Chain Market Share Significant Consolidation Opportunity Tire and Auto Service remains a highly fragmented industry Leverage consumer demographic analytics to target and score favorable markets Assist in portfolio management and retail banner decisions Execute and build upon our robust acquisition pipeline Capitalizing on the Market Added talent to the support M&A-focused team Driving faster, higher ROI acquisitions as we implement our Monro.Forward strategy Efficient Acquisition Identification and Integration Using an Analytical Approach

Growing Shareholder Value Through Monro.Forward Accelerate same store sales growth Drive operating margin expansion Achieve significant earnings growth Three-Year Organic Growth Targets Drive earnings growth through same store sales improvement Focus capital investments on supporting strategic initiatives Fiscal Year 2019 Outlook Maintain disciplined capital allocation as we execute strategic initiatives Disciplined Capital Allocation Reported results in-line with Company expectations Solid Fiscal Year 2018 Results

Solid Fourth Quarter Performance and FY18 Results In-Line with Expectations Solid Full Year Fiscal 2018 Results 4QFY18 4QFY17 Δ FY18 FY17 Δ FY18 Guidance Sales (millions) $285.6 $252.0 13.3% $1,127.8 $1,021.5 10.4% $1,120 - $1,135 Same Store Sales (on a 52-week basis) 2.4% -8.0% 1,040 bps -0.1% -4.3% 420 bps -0.5% to +0.5% Operating Margin 10.7% 8.0% 270 bps 11.3% 11.4% -10 bps flat y/y GAAP EPS $.52 $.29 79.3% $1.92 $1.85 3.8% $1.88 - $1.93 Q3 Litigation Settlement Cost $.04 $.04 Management Transition Costs $.02 $.06 $.05 Net Tax Reform (Benefit) / Expense ($.04) $.06 $.08 FY18 Extra Week ($.10) ($.10) ($.10) Adjusted EPS $.40 $1.98 $1.95 - $2.00

Fiscal 2019 Outlook

MONRO

Delivering Growth Today While Investing for Tomorrow

	FY19	FY18	Δ
Sales (millions)	$1,170 to $1,200	$1,128	3.7% to 6.4%
Same Store Sales (on a 52-week basis)	+1% to +3%	-0.1%	110 bps to 310 bps
GAAP EPS	$2.30 to $2.40	$1.92	20% to 25%

Stores and Weeks

- Guidance includes recent Free Service acquisition and excludes any additional potential acquisitions
- Guidance includes eight ground-up greenfield store openings in FY19
- FY19 represents a 52 week year compared to 53 weeks for FY18

Operating Margin

- Assumes operating margin of 11.1% at midpoint of FY19 sales guidance (11.4% excluding Free Service)
- Expect stable tire and oil costs year-over-year
- Expect to generate earnings increase on a comparable store sales increase above 1.0%

Tax Savings

- Estimate ~$.40 tax benefit from newly enacted tax legislation
- Tax rate expected to be reduced from ~37% to ~24% in FY19

Reinvestment of Tax Savings

- Reinvestment of ~30%, or ~$.13, to support Monro.Forward strategy ($.11 of recurring expenses and $.02 of one-time items in FY19):
  - Improve Customer Experience – (~$.04)
  - Enhance Customer Engagement – (~$.01)
  - Accelerate Productivity & Team Engagement – (~$.08)

Additional Guidance Assumptions (at the midpoint)

- Interest expense of $29 million
- Depreciation and amortization of $54 million
- EBITDA of approximately $186 million
- 33.4 million weighted average number of diluted shares outstanding

60

Fiscal 2019 Outlook – EPS Bridge Note: Guidance bridge based on midpoint of FY19 EPS guidance *FY18 adjusted EPS is reconciled to its most directly comparable U.S. GAAP measure (GAAP EPS) on slide 59 *

Fiscal 2019 Outlook – Capital Investment Incremental Capital Spending Focused Primarily on Store Refresh Pilot and Early Rollout Second Half of FY19 Store Refresh Initiative Appropriate level of investment driven by store age, size and market demographics 30 store pilot expected to start in Q3 FY19 Capital Investment Area (Capital Spending by Area, $ in Million) $39.1 $47.0

Three-Year Organic Growth Financial Targets Accelerating Same Store Sales Growth Drives Operating Leverage and Double Digit Earnings Growth Accelerate from 2% to above 4% Same Store Sales Growth Return to 12%+ Operating Margin Operating Margin Expansion Deliver Consistent 10% - 15% Earnings Growth Earnings Per Share Growth Note: Financial targets exclude any future potential acquisitions

Three-Year Organic Growth Financial Targets Building Momentum through Fiscal Year 2021 SSS Improvement Operating Margin Expansion Expect performance to ramp as we move towards FY 2021, with momentum building as we implement our initiatives Executing on Monro.Forward strategy to drive accelerated same store sales growth over the next three years Accelerated top line growth to drive operating leverage and operating margin improvement, while supporting Monro.Forward investment

Disciplined Capital Allocation Executing on Growth Strategy While Maintaining a Disciplined Approach to Capital Allocation Investments in the Business ~$75M of incremental capital expenditures over the next 5 years to invest in store re-image and technology Return Cash to Shareholders Thirteen dividend increases in thirteen years, since initiated Currently $.20 per share quarterly, an increase of 11% from fiscal 2018 M&A Opportunities On average, highly accretive bolt-on acquisitions represent a 10% annual sales growth opportunity, and an additional 12% - 17% earnings growth by year three Utilize Strong Balance Sheet Current debt availability of $405M Debt to EBITDA ratio as of March 2018 of 2.2x provides significant flexibility to fund M&A strategy

Key Takeaways Drive a strong, scalable platform for growth through Monro.Forward Capitalize on fragmented market through disciplined acquisition strategy Maintain disciplined approach to capital allocation Achieve compelling long-term financial targets

Brett Ponton President & Chief Executive Officer

Monro.Forward Strategic Initiatives


Q4 FY18
FY19
Q2 FY19
Q3 FY19
Q4 FY19
FY20
Q2 FY20
Q3 FY20
Q4 FY20
FY21
Foundational technology & tools
Improve Customer Experience
Pilot store refresh & operational excellence
Scale store refresh & operational excellence
Scheduled maintenance in-store selling
Technology based in-store experience
Enhance Customer-Centric Engagement
Data-driven CRM
New website
Data-driven "new customer" marketing
Monro omnichannel & e-commerce
Optimize Product & Service Offering
New in-store sales packages
Tire category management
Accelerate Productivity & Team Engagement
New store comp plans
Monro University (includes career path, LMS)
Store staffing & scheduling system

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Final Takeaways Leverage strong foundation and favorable industry backdrop Support strategic initiatives through investments in technology Drive operational excellence to increase overall customer lifetime value Capitalize on industry fragmentation and execute acquisition strategy Create scalable platform with multiple avenues for growth Continue to deliver strong shareholder returns

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